EXTERNAL USE

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET

                                  $647,717,100

               (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)

                                 SASCO 2002-25A

                   AURORA LOAN SERVICES INC., MASTER SERVICER

                          JPMORGAN CHASE BANK, TRUSTEE


------------------------------------------------------------------------------------------------------------------------------------
                                                    WAL TO
                                                      WA          WAL TO       EST. PMT TO    EXPECTED
                                                    MONTHS       OPTIONAL        OPTIONAL     INITIAL      LEGAL        EXPECTED
            APPROX.      INITIAL     SECURITY       TO ROLL     TERMINATION    TERMINATION      LOSS       FINAL         RATINGS
 CLASS      SIZE ($)     COUPON(1)  DESCRIPTION    (YRS)(2)(3)    (YRS)(2)      WINDOW(2)     COVERAGE    MATURITY     (S&P/MOODY'S)
------------------------------------------------------------------------------------------------------------------------------------
  1-A1    $93,211,000    Variable    Variable PT        NA          2.54       12/02-09/12      6.75%     12/25/2032      AAA/Aaa
 1-A2(4)    Notional       0.52%    Interest Only       NA          0.39       12/02-04/03      6.75%     12/25/2032      AAA/Aaa
  B1-I     $2,099,000    Variable      Sub PT           NA          5.24       12/02-09/12      4.65%     12/25/2032       AA/Aa2
B1-I-X(4)   Notional     Variable   Interest Only       NA          5.24       12/02-09/12      4.65%     12/25/2032       AA/Aa2
  B2-I     $1,449,000    Variable      Sub PT           NA          5.24       12/02-09/12      3.20%     12/25/2032        A/A2
B2-I-X(4)   Notional     Variable   Interest Only       NA          5.24       12/02-09/12      3.20%     12/25/2032        A/A2
------------------------------------------------------------------------------------------------------------------------------------
  2-A1   $379,764,000      5.65%     Variable PT       2.53         3.09       12/02-09/12      5.20%     12/25/2032      AAA/Aaa
 2-A2(4)    Notional       5.65%    Interest Only      2.43         2.43       12/02-08/07      5.20%     12/25/2032      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------
  3-A1    $25,097,000      5.80%     Variable PT       2.51         3.09       12/02-09/12      5.20%     12/25/2032      AAA/Aaa
 3-A2(4)    Notional       5.80%    Interest Only      2.37         2.37       12/02-03/07      5.20%     12/25/2032      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------
  4-A1   $125,038,000      5.15%     Variable PT       2.88         3.12       12/02-09/12      5.20%     12/25/2032      AAA/Aaa
 4-A2(4)    Notional       5.15%    Interest Only      2.87         2.87       12/02-10/09      5.20%     12/25/2032      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------
 B1-II     $8,663,000    Variable      Sub PT           NA          5.59       12/02-09/12      3.65%     12/25/2032       AA/Aa2
 B2-II     $6,985,000    Variable      Sub PT           NA          5.59       12/02-09/12      2.40%     12/25/2032        A/A2
 B3(5)     $5,411,000    Variable      Sub PT           NA          5.53       12/02-09/12      1.70%     12/25/2032      BBB/Baa2
B4(5)(6)   $7,575,000    Variable    Not Offered        NA       Not Offered   12/02-09/12      0.55%     12/25/2032       BB/NR
B5(5)(6)   $1,974,000    Variable    Not Offered        NA       Not Offered   12/02-09/12      0.25%     12/25/2032        B/NR
B6(5)(6)   $1,660,217    Variable    Not Offered        NA       Not Offered   12/02-09/12       N/A      12/25/2032       NR/NR
------------------------------------------------------------------------------------------------------------------------------------
  R(7)        $100       Variable      Residual         NA          0.08          0.08          6.75%     12/25/2032      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       1
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pools 2, 3 and 4 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in December 2002.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 2, 3 and 4 and assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Months to Roll for Mortgage Pool 2 is month 59 (the Distribution Date in October 2007), for Mortgage Pool 3 is month 58 (the Distribution Date in September 2007) and for Mortgage Pool 4 is month 83 (the Distribution Date in October 2009).

(4) The Class 1-A2, 2-A2, 3-A2, 4-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in April 2003 the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in October 2007 the Class 2-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in September 2007 the Class 3-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in October 2009 the Class 4-A2 will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


DEAL OVERVIEW:

o    The deal is comprised of 4 Mortgage Pools:

          MORTGAGE POOL 1 is comprised of 100% 6-month LIBOR ARMs; all the loans in Pool 1 were originated by Aurora Loan Services Inc ("ALS").

          MORTGAGE POOL 2 is comprised of 5 year Hybrid ARMs; 97.2% were originated by ALS, 0.9% were originated by Market Street, 0.7% were originated by SIB Mortgage Corp., 0.6% were originated by Optimum, 0.3% were originated by Pinnacle and 0.3% were originated by Southstar Mortgage. The 5 year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (94.8%) or 12-month LIBOR (5.2%).

          MORTGAGE POOL 3 is comprised of 5 year Hybrid ARMs; 94.0% were originated by ALS, 5.6% were originated by SIB Mortgage Corp. and 0.5% were originated by Pinnacle. The 5 year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (94.9%) or 12- month LIBOR (5.1%).

          MORTGAGE POOL 4 is comprised of 7 year Hybrid ARMs; 97.2% were originated by ALS, 2.2% were originated by Optimum and 0.7% were originated by Pinnacle. The 7 year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (93.6%) or 12-month LIBOR (6.4%).

o Interest and principal on Pool 1, Pool 2, Pool 3 and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only class of offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-IX and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 4.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% OPTIONAL TERMINATION: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       3
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

================================================================================
                            Priority of Distributions
================================================================================
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

 MORTGAGE POOL 1 AVAILABLE DISTRIBUTION AMOUNT           MORTGAGE POOLS 2 - 4 AVAILABLE DISTRIBUTION AMOUNT

 +-------------------------------------------+           +-------------------------------------------------+
 |  First, to Class R, 1-A1 and 1-A2 to pay  |           |  First, to Class 2-A1, 2-A2, 3-A1, 3-A2, 4-A1   |
 |                 interest                  |           |  and 4-A2 to pay interest from the respective   |
 |                                           |           |                 mortgage pool                   |
 +-------------------+-----------------------+           +----------------------+--------------------------+
                     |                                                          |
                     |                                                          |
                     V                                                          V
 +-------------------------------------------+           +-------------------------------------------------+
 |    Second, to Class R and 1-A1 to pay     |           |   Second, to Class 2-A1, 3-A1 and 4-A1 to pay   |
 |                 principal                 |           |   principal from the respective mortgage pool   |
 +-------------------+-----------------------+           +----------------------+--------------------------+
                     |                                                          |
                     |                                                          |
                     V                                                          V
 +-------------------------------------------+           +-------------------------------------------------+
 | To Class B1-I, B1-I-X, B2-I and B2-I-X to |           |  To Class B1-II and B2-II to pay interest and   |
 |        pay interest and principal         |           |                   principal                     |
 +-------------------+-----------------------+           +----------------------+--------------------------+
                     |                                                          |
                     |                                                          |
                     `------------------------------+---------------------------'
                                                    |
                                                    |
                                                    V
 +---------------------------------------------------------------------------------------------------------+
 |                     To Class B3, B4, B5 and B6 to pay interest and principal                            |
 +---------------------------------------------------------------------------------------------------------+



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       4
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:

Cut off Date:                   November 1, 2002

Expected Pricing Date:          Week of November 19, 2002

Expected Settlement Date:       November 26, 2002

Distribution Dates:             25th of each month, commencing in December 2002

Collection Period:              The calendar month preceding the current Distribution Date

Issuer:                         Structured Asset Securities Corp. ("SASCO")

Master Servicer:                Aurora Loan Services, Inc. ("ALS")

Servicer:                       ALS

Master Servicer Fee:            The Master Servicer will be paid a monthly fee (the
                                "Master Servicing Fee") equal to the investment earnings
                                derived from principal and interest collections received
                                on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the
                                Trustee on the Deposit Date.

Servicing Fee:                  Pool 1: 0.375% per annum on the outstanding mortgage balance.
                                Pool 2: 0.250% per annum on the outstanding mortgage balance.
                                Pool 3: 0.250% per annum on the outstanding mortgage balance.
                                Pool 4: 0.250% per annum on the outstanding mortgage balance.

Trustee:                        JPMorgan Chase Bank

Trustee Fee:                    0.0065% per annum



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:

Rating Agencies:                Standard and Poor's ("S&P") and Moody's will rate all of
                                the Offered Certificates.

Day Count:                      30/360

Delay Days:                     24 Day Delay: All Classes.

Registration:                   Book-entry form through DTC

Minimum Denomination:           Class 1-A1, 2-A1, 3-A1 and 4-A1: $25,000 /$1 thereafter.
                                Class 1-A2, 2-A2, 3-A2, 4-A2, B1-I-X and B2-I-X:
                                $1,000,000 /$1 thereafter.
                                Class B1-I, B2-I, B1-II and B2-II: $100,000/$1 thereafter.

Tax Status:                     REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                     Mortgage Pool 1: 30% CPR per annum.
                                Mortgage Pools 2, 3 and 4: 25% CPR per annum.

SMMEA Eligibility:              All offered classes will be SMMEA eligible except for Class
                                B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:              All offered Certificates will be ERISA eligible (other
                                than the Class R Certificate).

Interest Rates:                 CLASS 1-A1 will bear interest at a rate equal to Net WAC
                                of Mortgage Pool 1 less 0.52% per annum until the April
                                2003 Distribution Date. Beginning with the accrual period
                                in April 2003 the Class 1-A1 will accrue interest at the
                                Net WAC of Mortgage Pool 1.

                                CLASS 1-A2 will bear interest at a rate equal to 0.52% per annum based on a Notional Balance until the Distribution
                                Date in April 2003. The Notional Balance of the Class 1-A2
                                on any Distribution Date up to and including the
                                Distribution Date in April 2003 will be equal to the Class
                                1-A1 principal balance prior to distributions for the
                                related Distribution Date. The Class 1-A2 will not be
                                entitled to distributions of any kind after the
                                Distribution Date in April 2003.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       6
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):

Interest Rates (continued):     CLASS 2-A1 will bear interest at a rate equal to the
                                lesser of (i) 5.65% per annum and (ii) the Net WAC of
                                Mortgage Pool 2, up to and including the distribution date in October 2007 (month 59). Beginning with the
                                distribution date in November 2007, the Class 2-A1 will
                                bear interest at a rate equal to the Net WAC of Mortgage
                                Pool 2.

                                CLASS 2-A2 will bear interest at a rate equal to 5.65% per annum until the distribution date in October 2007 (month
                                59) based on a Notional Balance. After the distribution
                                date in October 2007, the Class 2-A2 will not be entitled
                                to distributions of any kind and will have a Notional
                                Balance equal to zero. The Notional Balance of the Class
                                2-A2 on any distribution date up to and including the
                                distribution date in September 2007 will be equal to the
                                following:

                                The balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 2 and (2) 5.65%
                                ----------------------------------------------------------
                                                            5.65%

                                CLASS 3-A1 will bear interest at a rate equal to the
                                lesser of (i) 5.80% per annum and (ii) the Net WAC of
                                Mortgage Pool 3, up to and including the distribution date in September 2007 (month 58). Beginning with the
                                distribution date in October 2007, the Class 3-A1 will
                                bear interest at a rate equal to the Net WAC of Mortgage
                                Pool 3.

                                CLASS 3-A2 will bear interest at a rate equal to 5.80% per annum until the distribution date in September 2007 (month
                                58) based on a Notional Balance. After the distribution
                                date in September 2007, the Class 3-A2 will not be
                                entitled to distributions of any kind and will have a
                                Notional Balance equal to zero. The Notional Balance of
                                the Class 3-A2 on any distribution date up to and
                                including the distribution date in September 2007 will be
                                equal to the following:

                                The balance of the Class 3-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 3 and (2) 5.80%
                                ----------------------------------------------------------
                                                           5.80%




--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       7
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Interest Rates (continued):     CLASS 4-A1 will bear interest at a rate equal to the
                                lesser of (i) 5.15% per annum and (ii) the Net WAC of
                                Mortgage Pool 4, up to and including the distribution date in October 2009 (month 83). Beginning with the
                                distribution date in November 2009, the Class 4-A1 will
                                bear interest at a rate equal to the Net WAC of Mortgage
                                Pool 4.

                                CLASS 4-A2 will bear interest at a rate equal to 5.15% per annum until the distribution date in October 2009 (month
                                83) based on a Notional Balance. After the distribution
                                date in October 2009, the Class 4-A2 will not be entitled
                                to distributions of any kind and will have a Notional
                                Balance equal to zero. The Notional Balance of the Class
                                4-A2 on any distribution date up to and including the
                                distribution date in October 2009 will be equal to the
                                following:

                                The balance of the Class 4-A1 Senior Certificate multiplied by the following fraction:

                                The excess between (1) the Net WAC of Pool 4 and (2) 5.15%
                                ----------------------------------------------------------
                                                            5.15%

                                CLASS R will bear interest at a rate equal to the Net WAC
                                of the Mortgage Pool 1.




--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       8
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):

Interest Rates (continued):     CLASS B1-I will bear interest at a rate equal to the
                                lesser of (i) 1-month LIBOR + 1.15% per annum and (ii) the
                                Net WAC of Mortgage Pool 1.

                                CLASS B1-I-X will bear interest at a rate equal to the
                                greater of (i) 0.00% per annum and (ii) the difference of
                                (a) the Net WAC of Mortgage Pool 1 and (b) the Class B1-I
                                per annum rate, based on a notional balance equal to the
                                Class B1-I principal balance prior to distributions for
                                the related distribution date.

                                CLASS B2-I will bear interest at a rate equal to the
                                lesser of (i) 1-month LIBOR + 2.00% per annum and (ii) the
                                Net WAC of Mortgage Pool 1.

                                CLASS B2-I-X will bear interest at a rate equal to the
                                greater of (i) 0.00% per annum and (ii) the difference of
                                (a) the Net WAC of Mortgage Pool 1 and (b) the Class B2-I
                                per annum rate, based on a notional balance equal to the
                                Class B2-I principal balance prior to distributions for
                                the related distribution date.

                                CLASSES B1-II AND B2-II will bear interest at a per annum
                                rate equal to the weighted average of the Net WACs of
                                Mortgage Pools 2 through 4, weighted by the corresponding
                                "Subordinate Amounts" (as defined on page 15).

                                CLASSES B3, B4, B5 AND B6 are cross-collateralized
                                subordinates for payments of principal, interest and
                                allocation of losses. The Class B3, B4, B5 and B6 will
                                bear interest at a per annum rate equal to the weighted
                                average of the underlying subordinate rates weighted by
                                the corresponding "Modified Group Subordinate Amounts"
                                (the corresponding A2/A loss coverage available to the
                                Class B2-I and Class B2-II).





--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       9
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):

                                THE MODIFIED GROUP SUBORDINATE AMOUNTS ARE CALCULATED AS
                                FOLLOWS:

                                Modified Group Subordinate Amount Pool 1:
                                -----------------------------------------
                                Total Mortgage Pool 1 collateral, less (i) the current
                                principal balance of the Pool 1 Senior Bonds, (ii) the
                                current principal balance of the Class B1-I and (iii) the
                                current principal balance of the Class B2-I (in each case
                                excluding notional balances).

                                Modified Group Subordinate Amount Pools 2 through 4:
                                ----------------------------------------------------
                                Total Mortgage Pool 2 through 4 collateral, less (i) the
                                current principal balance of the Pool 2 through 4 Senior
                                Bonds, (ii) the current principal balance of the Class
                                B1-II and (iii) the current principal balance of the Class
                                B2-II (in each case excluding notional balances).

Interest Rates (continued):     THE UNDERLYING SUBORDINATE RATES ARE CALCULATED AS
                                FOLLOWS:

                                Underlying Subordinate Rate, Mortgage Pool 1:
                                ---------------------------------------------
                                The Pool 1 underlying subordinate rate will be equal to
                                the Net WAC of Mortgage Pool 1.

                                Underlying Subordinate Rate, Mortgage Pools 2 through 4:
                                --------------------------------------------------------
                                The Pool 2 through 4 underlying subordinate rate will be
                                equal to the weighted average of the Net WACs of Mortgage
                                Pools 2 through 4, weighted by the corresponding
                                "Subordinate Amounts".






--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING (CONT.):

Credit Enhancement:             Senior/subordinate, shifting interest structure. The
                                credit enhancement information shown below is subject to
                                final rating agency approval.

                                Mortgage Pool 1 Senior Certificates:
                                ------------------------------------
                                Credit enhancement for the Mortgage Pool 1 Senior
                                Certificates will consist of the subordination of the
                                Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class
                                B3, Class B4, Class B5 and Class B6.

                                Mortgage Pool 2 through 4 Senior Certificates:
                                ----------------------------------------------
                                Credit enhancement for the Mortgage Pool 2 through 4
                                Senior Certificates will consist of the subordination of
                                the Class B1-II, Class B2-II, Class B3, Class B4, Class B5
                                and Class B6.

Loss Allocation:                If all of the credit support features have been
                                extinguished, any further losses will be allocated to the
                                Class A Certificates for the related pool on a pro rata
                                basis.





--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL DISTRIBUTIONS

SHIFTING INTEREST STRUCTURE WITH 7 YEAR LOCKOUT*

Group I = Mortgage Pool 1

Group II = Mortgage Pools 2 through 4

Group I Subordinate Test % = Group I Subordinate Amount / Group I Collateral balance

Group II Subordinate Test % = Group II Subordinate Amount / Group II Collateral balance

o IF THE GROUP I SUBORDINATE TEST% IS LESS THAN OR EQUAL TO 2 TIMES THE ORIGINAL GROUP I SUBORDINATE TEST% OR IF THE GROUP II SUBORDINATE TEST% IS LESS THAN OR EQUAL TO 2 TIMES THE ORIGINAL GROUP II SUBORDINATE TEST%:

          --------------------------------------------------
           Distribution Dates (months)           Shift %
          --------------------------------------------------
                 1 - 84                           100%
          --------------------------------------------------
                 85 - 96                           70%
          --------------------------------------------------
                 97 - 108                          60%
          --------------------------------------------------
                 109 - 120                         40%
          --------------------------------------------------
                 121 - 132                         20%
          --------------------------------------------------
                   133+                             0%
          --------------------------------------------------


o *IF THE GROUP I SUBORDINATE TEST% IS GREATER THAN 2 TIMES THE ORIGINAL GROUP I SUBORDINATE TEST% AND IF THE GROUP II SUBORDINATE TEST% IS GREATER THAN 2 TIMES THE ORIGINAL GROUP II SUBORDINATE TEST%:

          --------------------------------------------------
           Distribution Dates (months)           Shift %
          --------------------------------------------------
                  1 - 36                           50%
          --------------------------------------------------
                   37+                              0%
          --------------------------------------------------

(*If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).





--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL DISTRIBUTIONS (CONT.)

For each of Mortgage Pools 1 through 4, calculate the following:
----------------------------------------------------------------
Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA




--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL PAYDOWN RULES:
------------------------

I. PAY SENIOR PDA AS FOLLOWS:

Pool 1 Senior PDA sequentially as follows:

     1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:

     1) Pay Class 2-A1, until reduced to zero.

Pool 3 Senior PDA as follows:

     1) Pay Class 3-A1, until reduced to zero.

Pool 4 Senior PDA as follows:

     1) Pay Class 4-A1, until reduced to zero.

II. PAY SUBORDINATE PDA AS FOLLOWS*:

*Subject to credit support tests

Pool 1 Subordinate PDA:

1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I, B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pool 2 through 4 Subordinate PDA:

1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II, B2-II and the Pool 2 through 4 Modified Group Subordinate Amount, until reduced to zero.

III. PAY ALL REMAINING SUBORDINATE PDA WITHOUT REGARD TO MORTGAGE GROUP AS FOLLOWS*:

*Subject to credit support tests

1)   Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.





--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL PAYDOWN RULES (CONT.):
--------------------------------

(1) THE SUBORDINATE AMOUNTS ARE CALCULATED AS FOLLOWS:

Group I Subordinate Amount:
---------------------------
Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:
----------------------------
Total Mortgage Pool 2 through 4 collateral less the current principal balance of the Mortgage Pool 2 through 4 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------
Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------
Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------
Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

----------------------------------------------------------------------------
                                    CONTACTS
----------------------------------------------------------------------------
  MBS Trading               Rishi Bansal               (212) 526-8315
                            Brendan Garvey             (212) 526-8315
                            Brian Hargrave             (212) 526-8320
                            Matt Miller                (212) 526-8315
----------------------------------------------------------------------------
  Syndicate                 Kevin White                (212) 526-9519
                            Bob Caldwell               (212) 526-9519
                            Dan Covello                (212) 526-9519
----------------------------------------------------------------------------
  Residential Finance       Stan Labanowski            (212) 526-6211
                            Mike Hitzmann              (212) 526-5806
                            Will Dorado                (212) 526-4005
----------------------------------------------------------------------------





--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15
--------------------------------------------------------------------------------


                                                            EXTERNAL USE
LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE


COLLATERAL SUMMARY:


------------------------------------------------------------------------------------------------------------------------------------
                                       6 MONTH LIBOR ARMs   5/1 & 5/25 HYBRID ARMs   5/1 & 5/25 HYBRID ARMs   7/1 & 7/23 HYBRID ARMs
                                                  GROUP 1                  GROUP 2                  GROUP 3                  GROUP 4
TOTAL NUMBER OF LOANS                                 207                    1,096                       63                      289
TOTAL OUTSTANDING LOAN BALANCE             $99,958,713.32          $400,595,974.34           $26,473,969.31          $131,897,660.82
AVERAGE LOAN PRINCIPAL BALANCE                   $482,892                 $365,507                 $420,222                 $456,393
RANGE OF LOAN PRINCIPAL BALANCE      $44,938 - $4,000,000     $49,945 - $4,000,000     $76,169 - $3,469,936     $39,302 - $2,600,000
WEIGHTED AVERAGE COUPON                            5.194%                   6.029%                   6.166%                   5.851%
RANGE OF COUPONS                          3.625% - 6.125%          4.500% - 8.500%          4.875% - 8.500%          4.625% - 7.625%
WEIGHTED AVERAGE MARGIN                            2.746%                   2.260%                   2.354%                   2.252%
RANGE OF MARGINS                          2.000% - 2.875%          1.875% - 5.000%          2.250% - 5.000%          2.250% - 2.750%
WEIGHTED AVERAGE INITIAL PERIODIC CAP              1.000%                   5.910%                   5.938%                   5.895%
RANGE OF INITIAL PERIODIC CAPS            1.000% - 1.000%          2.000% - 6.000%          5.000% - 6.000%          2.000% - 6.000%
WEIGHTED AVERAGE PERIODIC CAP                      1.000%                   1.989%                   1.988%                   2.000%
RANGE OF PERIODIC CAPS                    1.000% - 1.000%          1.000% - 2.000%          1.000% - 2.000%          2.000% - 2.000%
WEIGHTED AVERAGE MAXIMUM RATE                     11.203%                  11.964%                  12.103%                  11.787%
WEIGHTED AVERAGE FLOOR                             2.746%                   2.262%                   2.354%                   2.252%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360                      360                      360                      360
WEIGHTED AVERAGE REMAINING TERM (MO.)                 359                      359                      359                      359
RANGE OF REMAINING TERM (MO.)                   351 - 360                346 - 360                352 - 360                346 - 360
WEIGHTED AVERAGE ORIGINAL LTV                      67.37%                   67.28%                   63.90%                   65.00%
RANGE OF ORIGINAL LTV                    10.11% - 100.00%         13.84% - 100.00%          13.04% - 95.00%          17.73% - 95.00%
WEIGHTED AVERAGE FICO                                 707                      719                      718                      727
RANGE OF FICO                                   623 - 825                622 - 813                632 - 797                635 - 813
WEIGHTED AVERAGE NEXT RESET DATE           March 29, 2003          October 1, 2007       September 23, 2007         October 10, 2009

LIEN POSITION
First                                              100.0%                   100.0%                   100.0%                   100.0%
Second                                               0.0%                     0.0%                     0.0%                     0.0%

GEOGRAPHIC DISTRIBUTION
(Other states account individually            CA - 37.05%              CA - 49.93%              CA - 47.79%              CA - 48.30%
for less than 5% of the Cut-off               FL - 21.04%              CO - 13.97%              CO - 11.42%               NJ - 7.55%
Date principal balance)                        NY - 8.99%                                                                 CO - 6.79%
                                               CO - 7.05%

OCCUPANCY STATUS
Primary Home                                       75.11%                   77.75%                   87.47%                   85.92%
Investment                                         14.75%                   17.63%                    7.15%                    9.56%
Second Home                                        10.14%                    4.62%                    5.38%                    4.52%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       16
--------------------------------------------------------------------------------

                     NET EFFECTIVE MARGIN TABLE - BOND 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                             SETTLE AS OF 11/27/02

-------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
-------------------------------------------------------------------------------
  INITIAL COUPON:  4.292                          TYPE:  Floater
        ORIG BAL:  93,211,000
        ORIG NOT:  93,211,000                  FORMULA:  (6m LIBOR)+236.45bp
          FACTOR:  1.0000000          CAP/FLOOR/MARGIN:  10.82/2.36/2.36
     FACTOR DATE:  11/25/02                   NEXT PMT:  12/25/02
           DELAY:  24                            CUSIP:  86359ABP
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             15.00 CPR        20.00 CPR         25.00 CPR         30.00 CPR         35.00 CPR         40.00 CPR         45.00 CPR
           LIBOR6M 1.400    LIBOR6M 1.400     LIBOR6M 1.400     LIBOR6M 1.400     LIBOR6M 1.400     LIBOR6M 1.400     LIBOR6M 1.400
------------------------------------------------------------------------------------------------------------------------------------
PRICE      NEM   DURATION   NEM   DURATION    NEM   DURATION    NEM   DURATION    NEM   DURATION    NEM   DURATION    NEM   DURATION
------------------------------------------------------------------------------------------------------------------------------------
102-18+   180.2   4.506    163.2   3.511     144.5   2.823     123.9   2.324     101.7   1.951     77.8    1.666     52.0    1.439
102-19    179.8            162.8             143.9             123.3             100.9             76.9              50.9
102-19+   179.5            162.4             143.4             122.6             100.1             76.0              49.9
102-20    179.1            161.9             142.9             122.0              99.3             75.1              48.8
102-20+   178.8            161.5             142.3             121.3              98.6             74.2              47.8

102-21    178.5   4.509    161.1   3.514     141.8   2.825     120.7   2.326      97.8   1.953     73.2    1.667     46.7    1.440
102-21+   178.1            160.6             141.3             120.0              97.0             72.3              45.7
102-22    177.8            160.2             140.7             119.4              96.2             71.4              44.6
102-22+   177.5            159.8             140.2             118.7              95.4             70.5              43.6
102-23    177.1            159.3             139.7             118.1              94.7             69.6              42.5

102-23+   176.8   4.512    158.9   3.516     139.1   2.827     117.4   2.328      93.9   1.954     68.7    1.668     41.5    1.441
102-24    176.5            158.5             138.6             116.8              93.1             67.8              40.4
102-24+   176.1            158.0             138.0             116.1              92.3             66.9              39.4
102-25    175.8            157.6             137.5             115.5              91.6             66.0              38.3
102-25+   175.4            157.2             137.0             114.8              90.8             65.1              37.3

102-26    175.1   4.515    156.7   3.519     136.4   2.829     114.2   2.330      90.0   1.956     64.2    1.670     36.2    1.442
102-26+   174.8            156.3             135.9             113.5              89.2             63.3              35.2
102-27    174.4            155.9             135.4             112.9              88.5             62.3              34.1
102-27+   174.1            155.5             134.8             112.2              87.7             61.4              33.1
102-28    173.8            155.0             134.3             111.6              86.9             60.5              32.0

102-28+   173.4   4.519    154.6   3.521     133.8   2.832     110.9   2.332      86.1   1.957     59.6    1.671     31.0    1.444
102-29    173.1            154.2             133.2             110.3              85.4             58.7              29.9
102-29+   172.8            153.7             132.7             109.6              84.6             57.8              28.9
102-30    172.4            153.3             132.2             109.0              83.8             56.9              27.8
102-30+   172.1            152.9             131.6             108.3              83.1             56.0              26.8

102-31    171.8   4.522    152.4   3.524     131.1   2.834     107.7   2.333      82.3   1.959     55.1    1.673     25.7    1.445
102-31+   171.4            152.0             130.6             107.0              81.5             54.2              24.7
103-00    171.1            151.6             130.0             106.4              80.7             53.3              23.6
103-00+   170.8            151.2             129.5             105.7              80.0             52.4              22.6
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE   5.28             3.96              3.10             2.50              2.07              1.75              1.49
FIRST PAY    12/25/02         12/25/02          12/25/02         12/25/02          12/25/02          12/25/02          12/25/02
LAST PAY     01/25/19         06/25/15          12/25/12         02/25/11          09/25/09          09/25/08          11/25/07
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
TREASURY BENCHMARKS      6Mo      2Yr     3Yr*     4Yr*     5Yr     7Yr*     10Yr     30Yr
------------------------------------------------------------------------------------------
             Yield    1.6200   2.7180   3.2063   3.6753   4.0660   4.4165  4.8340   5.3530
            Coupon             3.2500                     3.5000           5.0000   5.3750

----------------------------------------------------------------------------------------------------------------------
LIBOR BENCHMARKS         1Yr      2Yr      3Yr     4Yr      5Yr     7Yr      10Yr      12Yr     15Yr     20Yr     30Yr
----------------------------------------------------------------------------------------------------------------------
            Yield
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

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